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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form N-1A

                  REGISTRATION STATEMENT (NO. 33-6001) UNDER
                          THE SECURITIES ACT OF 1933
                       Pre-Effective Amendment No.    [_]
                      Post-Effective Amendment No. 26 [X]

                                      and

      REGISTRATION STATEMENT (NO. 811-4681) UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                             Amendment No. 28 [X]

                           VANGUARD BOND INDEX FUNDS
        (Exact Name of Registrant as Specified in Declaration of Trust)

                                P.O. Box 2600,
                            Valley Forge, PA 19482
                    (Address of Principal Executive Office)

                 Registrant's Telephone Number (610) 669-1000

                          R. Gregory Barton, Esquire
                                 P.O. Box 876
                            Valley Forge, PA 19482

  It is proposed that this filing become effective: January 3, 2000, pursuant to paragraph (b) of Rule 485.

  Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

  We have elected to register an indefinite number of shares pursuant to Regu-lation 24f-2 under the Investment Company Act of 1940. Registrant filed its Rule 24f-2 Notice for the year ended December 31, 1998 on March 29, 1999.

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

Vanguard Total Bond Market Index Fund
Institutional Shares

Prospectus
January 3, 2000
A Bond Index Mutual Fund

 Contents

1  An Introduction to Index Funds

2  Fund Profile

4  Additional Information

4  More on the Fund

9  The Fund and Vanguard

10 Investment Adviser

10 Dividends, Capital Gains, and Taxes

11 Share Price

12 Financial Highlights

13 Investing with Vanguard

13 Services and Account Features

13 Types of Accounts

14 Buying Shares

15 Redeeming Shares

18 Transferring Registration

18 Fund and Account Updates

19 Mandatory Conversion to Investor Shares

Glossary (inside back cover)

--------------------------------------------------------------------------------
Why Reading This Prospectus Is Important
This prospectus explains the objective, risks, and strategies of Vanguard Total Bond Market Index Fund Institutional Shares. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Important Note
The Total Bond Market Index Fund features two separate classes of shares:
Investor and Institutional. Total Bond Market Index Fund Institutional Shares have an investment minimum of $10 million or more, and are available through this prospectus. Total Bond Market Index Fund Investor Shares have an investment minimum of $3,000, and are available through separate prospectuses (one for individual investors and one for participants in employer-sponsored retirement or savings plans). Investor Shares and Institutional Shares do not have the same expenses; as a result, the performance of these separate classes could differ.
--------------------------------------------------------------------------------


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Introduction to Index Funds

What is indexing?
An index is an unmanaged group of securities whose overall performance is used as a standard to measure investment performance. An index (or "passively managed") fund tries to match, as closely as possible, the performance of an established target index. The fund does this by holding either all or a representative sample of the securities in the index. Keep in mind that an index fund has operating expenses and transaction costs, while a market index does not. Therefore, an index fund, while expected to track its target index closely, typically will be unable to match the performance of the index exactly.
     Bond index funds may seek to track indexes that hold a certain type of bond--such as short-term or long-term bonds--or they may seek to track indexes that consist of a broader range of bonds--for example, the entire U.S. bond market.

     Index funds are not actively managed by investment advisers who buy and sell securities based on research and analysis. Rather, index funds are passively managed. To the extent they invest in securities that are not in their target indexes, they may be viewed as enhanced or actively managed. The more the securities outside the index are like those inside the index (e.g., for bond funds in terms of sector, credit quality, etc.), the more likely that a fund will track its target index.
     This prospectus contains information about Vanguard Total Bond Market Index Fund Institutional Shares.

2


Fund Profile

The following profile provides you with a summary of the key features of Vanguard Total Bond Market Index Fund Institutional Shares.

INVESTMENT OBJECTIVE
The Fund seeks to match the performance of a broad, market-weighted bond index.

INVESTMENT STRATEGIES
The Fund employs a "passively managed"--or index--investment approach, by holding a mix of bonds that seeks to match the performance of the Lehman Brothers Aggregate Bond Index. This Index measures the total universe of public investment-grade fixed-income securities in the U.S.--including government, corporate, mortgage-backed, asset-backed, and international dollar-denominated bonds, all with maturities of over 1 year.
     The Fund invests at least 80% of its total assets in bonds represented in the Index. The remainder of its assets may be invested outside the Index, in securities whose characteristics and risks are similar to those in the Index. To the extent that the Fund invests outside the Index, it may employ active management strategies. The Index and non-Index securities, in combination, will have characteristics and risks similar to the Index. The Fund maintains a dollar-weighted average maturity of between 5 and 10 years. For more information about passive management, see "Indexing Methods" under More on the Fund.

PRIMARY RISKS
The Fund is subject to several risks, any of which could cause investors to lose money. These include:
[_] Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods due to rising interest rates. Interest rate risk should be least for shorter-term bonds, and greatest for longer-term bonds.

[_] Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally higher for short-term bond funds, and lower for long-term bond funds.
[_] Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, reducing the Fund's return. Credit risk should be low for the Fund.
[_] Prepayment risk, which is the chance that during periods of falling interest rates, a mortgage-backed bond issuer will repay a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates.

[_] Index sampling risk, which is the chance that the securities selected for the Fund do not provide investment performance matching that of the Index. Index sampling risk for the Fund should be low.

PERFORMANCE/RISK INFORMATION
The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year since inception. The table shows how the Fund's average annual returns for one calendar year and since inception compare with those of a broad-based bond market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                   Annual Total Returns--Institutional Shares
--------------------------------------------------------------------------------


          3.68%                     9.55%                     8.69%
--------------------------------------------------------------------------------
          1996                      1997                      1998
--------------------------------------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 4.16% (quarter ended September 30, 1998) and the lowest return for a quarter was -1.88% (quarter ended March 31, 1996).

--------------------------------------------------------------------------------------
            Average Annual Total Returns for Years Ended December 31, 1998
--------------------------------------------------------------------------------------
                                                            1 Year   Since Inception*
--------------------------------------------------------------------------------------
Vanguard Total Bond Market Index Fund Institutional Shares   8.69%         8.07%
Lehman Brothers Aggregate Bond Index                         8.69          8.03
--------------------------------------------------------------------------------------
*September 18, 1995.
--------------------------------------------------------------------------------------


FEES AND EXPENSES
The following table describes the fees and expenses you would pay if you buy and hold Institutional Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended December 31, 1998.


Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                     None*
Sales Charge (Load) Imposed on Reinvested Dividends:          None
Redemption Fee:                                               None
Exchange Fee:                                                 None

Annual Fund Operating Expenses (expenses deducted from the
Fund's assets)
Management Expenses:                                          0.06%
12b-1 Distribution Fee:                                       None
Other Expenses:                                               0.04%
  Total Annual Fund Operating Expenses:                       0.10%

* A portfolio transaction fee of 0.18% may apply to aggregate purchases over $250 million by a single investor.


                          P L A I N  T A L K  A B O U T

                                  Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Total Bond Market Index Fund Institutional Shares' expense ratio in fiscal year 1998 was 0.10%, or $1.00 per $1,000 of average net assets. The average passively managed domestic bond fund had expenses in 1998 of 0.44%, or $4.40 per $1,000 of average net assets, according to Lipper Inc., which reports on the mutual fund industry.

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's Institutional Shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

--------------------------------------------------------------------------------
         1 Year           3 Years          5 Years          10 Years
--------------------------------------------------------------------------------
          $10               $32              $56              $128
--------------------------------------------------------------------------------

     This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

4


Additional Information

Dividends and Capital Gains
Dividends are declared daily and distributed on the first business day of each month; capital gains, if any, are distributed annually in December

Investment Adviser
Vanguard Fixed Income Group, Valley Forge, Pa., since inception

Inception Date
September 18, 1995

Net Assets as of December 31, 1998
$2.49 billion (for Institutional Shares)

Minimum Initial Investment
$10 million

Newspaper Abbreviation
TotBdIst

Vanguard Fund Number
222

Cusip Number
921937504

Ticker Symbol
VBTIX


More on the Fund

The following sections discuss other important features of Vanguard Total Bond Market Index Fund Institutional Shares, including who should invest, indexing methods, security selection, additional risk information, turnover rate, and other investment policies and risks.

Who Should Invest
The Fund may be a suitable investment for you if:
[_] You are an individual or institutional investor and wish to add a bond index fund to your existing holdings, which could include other bond investments as well as stock, money market, and tax-exempt investments.
[_] You are seeking a diversified, low-cost way to invest in the entire U.S. bond market.
[_]  You are seeking growth of capital over the long-term--at least five years.
[_]  You are willing to tolerate fluctuations in share price.


                          P L A I N  T A L K  A B O U T

                             Costs and Market-Timing

Some investors try to profit from market-timing--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.

     The Vanguard funds do not permit market-timing. Do not invest in this Fund if you are a market-timer.


     The Fund has adopted the following policies, among others, to discourage short-term trading:
[_] The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.
[_] There is a limit on the number of times you can exchange into and out of the Fund (see "Redeeming Shares" in the Investing with Vanguard section).
[_]  The Fund reserves the right to stop offering shares at any time.

Why invest in index funds?
Index funds appeal to many investors for a number of reasons:
[_] Diversification. Index funds generally invest in a diversified mix of companies and industries.

                          P L A I N  T A L K  A B O U T

                             The Costs of Investing

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic effect on a fund's performance.

[_] Low cost. Index funds are inexpensive to run as compared to actively managed funds. They have lower research costs and keep trading activity, and thus trading costs, to a minimum.
[_] Low realization of capital gains. Because an index fund typically sells securities only to respond to redemption requests or to adjust the number of shares it holds to reflect a change in its target index, the fund's turnover rate--and thus its realization of taxable capital gains--is usually very low.
[_] Relative performance consistency. Because they seek to track market benchmarks, index funds by definition should not perform dramatically better or worse than their benchmarks.

Indexing Methods
In seeking to track a particular index, a fund generally uses one of two methods to select the stocks or bonds in which it invests.
     Some index funds hold each stock or bond found in their target indexes in about the same proportions as represented in the indexes themselves. This is called a "replication" method. For example, if 5% of the S&P 500 Index were made up of the stock of a specific company, a fund tracking that index would invest about 5% of its assets in that company.

     Other index funds may use a different security selection process. Because it would be impractical to buy and sell all of the securities held in certain indexes (the Lehman Brothers Aggregate Bond Index, for example, includes more than 7,200 bonds), funds tracking these larger indexes--such as the Total Bond Market Index Fund--use a "sampling" technique. Using sophisticated computer programs, these funds select securities that will recreate their target indexes in terms of industry weightings, market capitalization, and other characteristics. For instance, if 30% of the Lehman Brothers Aggregate Bond Index were made up of mortgage-backed securities, the Total Bond Market Index Fund would invest about 30% of its assets in mortgage-backed securities that have similar characteristics as a group to those in the Index.
The following shows the number of bonds held by the Fund as of June 30, 1999.

--------------------------------------------------------------------------------
                          Number of Bonds Held   Number of Bonds in Target Index
--------------------------------------------------------------------------------
Total Bond Market Index Fund       738                        7,520
--------------------------------------------------------------------------------

Corporate Substitution Strategy
In "sampling" its target index, the Fund has the flexibility to overweight particular types of bonds relative to their representation in the index. Normally, this involves substituting corporate bonds for government bonds of the same maturity. The corporate substitution strategy may increase a Fund's income, but may also marginally increase exposure to credit risk, which is explained on page 7. The Fund limits corporate substitutions to bonds with less than approximately 4 years' remaining maturity and approximately 15% of its net assets.

Security Selection
In seeking to match the performance of its target index, the Fund invests at least 80% of its assets in securities included in the Lehman Brothers Aggregate Bond Index. As of June 30, 1999, the Fund and its target index was composed of the following types of bonds.

6


--------------------------------------------------------------------------------
Type of                                      Total Bond Market
Bond                                            Index Fund
--------------------------------------------------------------------------------
U.S. Government                                    43.4%
Corporate                                          18.7
Mortgage-Backed                                    33.4
Int'l. Dollar-Denominated                           4.5
--------------------------------------------------------------------------------
                                                    100%
--------------------------------------------------------------------------------

An explanation of each type of bond follows.
[_] U.S. government securities include U.S. Treasury and agency bonds, which represent loans by investors to the U.S. Treasury Department or a wide variety of governmental agencies and instrumentalities. Timely payment of principal and interest on U.S. Treasury bonds is always guaranteed by the full faith and credit of the U.S. government; many (but not all) agency bonds have the same guarantee.
[_] Corporate bonds are IOUs issued by businesses that want to borrow money for some purpose--often to develop a new product or service, to expand into a new market, or to buy another company. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends on market conditions and also on the financial health of the corporation issuing the bonds; a company whose credit rating is not strong will have to offer a higher interest rate to obtain buyers for its bonds. (Note: The Total Bond Market Index Fund expects to invest only in investment-grade corporate bonds, which are corporate bonds rated in one of the four highest rating categories by independent bond-rating agencies.)
[_] Mortgage-backed securities represent interests in underlying pools of mortgages. Unlike ordinary bonds, which generally pay a fixed rate of interest at regular intervals and then pay principal upon maturity, mortgage-backed securities pay both interest and principal as part of their regular payments. Because the mortgages underlying the securities can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed securities are subject to prepayment risk, discussed later in this prospectus. These types of securities are issued by a number of government agencies, including the Government National Mortgage Association (GNMA or "Ginnie Mae"), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA or "Fannie Mae"). GNMAs are guaranteed by the full faith and credit of the U.S. government as to the timely payment of principal and interest; mortgage securities issued by other government agencies or private corporations are not. The Fund may also invest to a lesser extent in conventional mortgage securities, which are packaged by private corporations and are not guaranteed by the U.S. government.
[_] International dollar-denominated bonds (or yankee bonds) are bonds denominated in U.S. dollars issued by foreign governments and companies. Because the bond's value is designated in dollars rather than the currency of the issuer's country, the investor is not exposed to currency risk; rather, the issuer assumes that risk, usually in order to attract U.S. investors.

Additional Risk Information
The Fund is subject to several risks associated with investments in bonds.

[GRAPHIC]
The Fund is subject to interest rate risk, which is the possibility that bond prices overall will decline over short or even long periods due to rising interest rates. Interest rate risk should be low for shorter-term bonds, moderate for intermediate-term bonds, and high for longer-term bonds.

Changes in interest rates will affect bond income as well as bond prices.

[GRAPHIC]
The Fund is subject to income risk, which is the possibility that the Fund's dividends (income) will decline due to falling interest rates. Income risk is generally greatest for short-term bonds, and least for long-term bonds.

                          P L A I N  T A L K  A B O U T

                            Bonds and Interest Rates

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--causing you to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

     In the past, bond investors have seen the value of their investment rise and fall--sometimes significantly--with changes in interest rates. Between December 1976 and September 1981, for instance, rising interest rates caused long-term bond prices to fall by almost 48%.
     Because the Fund invests mainly in bonds, changes in interest rates will impact, to varying degrees, the value of the Fund's assets. To illustrate how much of an impact, the following table shows the effect of a 2% change (both up and down) in interest rates on three bonds with a face value of $1,000; each has a different maturity.


--------------------------------------------------------------------------------
                  How Interest Rate Changes Affect Bond Prices*
--------------------------------------------------------------------------------
                           Value of a $1,000 Bond    Value of a $1,000 Bond
                            After a 2% Increase       After a 2% Decrease
Type of Bond (Maturity)      in Interest Rates         in Interest Rates
--------------------------------------------------------------------------------
Short-Term (2.5 years)             $956                      $1,046
Intermediate-Term (10 years)        870                       1,156
Long-Term (20 years)                816                       1,251
--------------------------------------------------------------------------------
*Assuming a 7% yield.
--------------------------------------------------------------------------------


                          P L A I N  T A L K  A B O U T

                                 Bond Maturities

A bond is issued with a specific maturity date--the date when the bond's issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than one year (short-term) to 30 years (long-term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take greater risks in hope of higher yields; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.

     These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole, or the Fund in particular.
     While falling interest rates tend to strengthen bond prices, they can cause another sort of problem for bond fund investors--prepayment.

[GRAPHIC]
Because it invests in mortgage-backed securities, the Fund is subject to prepayment risk, which is the possibility that during periods of falling interest rates, a homeowner will repay a higher-yielding mortgage earlier than scheduled. Forced to reinvest the unanticipated proceeds at lower rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates.

With only a portion of its assets invested in mortgage-backed securities, prepayment risk for the Fund is moderate.

[GRAPHIC]
The Fund is subject to credit risk, which is the possibility that a bond issuer will fail to pay interest and principal in a timely manner.

8


                          P L A I N  T A L K  A B O U T

                                 Credit Quality

A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the debt. The lower the rating by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), the greater the chance (in the rating agency's opinion) that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Bonds rated in one of the four highest rating categories are considered "investment grade."

                          P L A I N  T A L K  A B O U T

                                  Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. The average turnover rate for passively managed domestic bond funds is roughly 69%; for all domestic bond funds, the average turnover rate is approximately 90%, according to Morningstar, Inc.

     The credit quality of the Fund is expected to be very high, and thus credit risk should be low. The average dollar-weighted credit quality of the Fund's holdings and that of its target index, as rated by Moody's Investors Service, as of December 31, 1998, was Aa1 and Aaa, respectively.
     To a limited extent, the Fund is also exposed to event risk, which is the possibility that corporate fixed-income securities held by the Fund may suffer a substantial decline in credit quality and market value due to a corporate restructuring.
     The Fund is generally managed without regard to tax ramifications.

[GRAPHIC]
The fund is subject to index sampling risk, which is the chance that the securities selected for the Fund do not provide investment performance matching that of the Index. Index sampling risk for the Fund should be low.

Turnover Rate
Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long the securities have been held. Shorter-term bonds will mature or be sold, and need to be replaced, more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds.

Other Investment Policies and Risks
Besides investing in fixed-income securities comprising its target index, the Fund may invest up to 20% of its total assets, in fixed-income securities not in the target index. The Fund may purchase non-public, investment-grade securities, generally referred to as 144A securities, as well as smaller public issues or medium-term notes not included in the index due to the small size of the issue. The vast majority of these securities will have characteristics and risks similar to those in the target indexes. The Fund may also purchase money market instruments and certain derivatives in order to manage cash flow into and out of the Fund, reduce the Fund's transaction costs, or add value when these instruments are favorably priced.

[GRAPHIC]
The Fund may invest, to a limited extent, in derivatives.

     The Fund may invest, to a limited extent, in bond (interest rate) futures and options contracts and other types of derivatives. (Losses or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The value of all futures and options contracts in which the Fund acquires an interest cannot exceed 20% of the Fund's total assets. The reasons for which the Fund will invest in futures and options are:

                          P L A I N  T A L K  A B O U T

                                   Derivatives

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.

[_] To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds.
[_] To reduce the Fund's transaction costs or add value when these instruments are favorably priced.
     The Fund may also invest in a relatively conservative class of collateralized mortgage obligations (CMOs), which offer a high degree of cash-flow predictability and less vulnerability to mortgage prepayment risk. To reduce credit risk, the Fund may purchase these less-risky classes of CMOs only if they are issued by agencies of the U.S. government or, if issued by private companies, carry high-quality investment-grade ratings.


The Fund and Vanguard

Vanguard Total Bond Market Index Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios holding assets worth more than $530 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


                          P L A I N  T A L K  A B O U T

                                Vanguard's Unique
                               Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.

                          P L A I N  T A L K  A B O U T

                               The Fund's Adviser

Vanguard Fixed Income Group provides investment advisory services to many Vanguard funds; as of December 31, 1998, the Group managed more than $127 billion in total assets.
     The individuals responsible for overseeing the implementation of the Fund's investment strategies are:
     Ian A. MacKinnon, Managing Director of Vanguard; has worked in investment management since 1974; primary responsibility for Vanguard's internal fixed-income policy and strategy since 1981; B.A., Lafayette College; M.B.A., Pennsylvania State University.
     Kenneth E. Volpert, CFA, Principal, and head of Vanguard's Bond Index Group; Fund Manager of the Fund since its inception; has worked in investment management since 1981; has managed portfolio investments since 1982; B.S., University of Illinois; M.B.A., University of Chicago.

10


Investment Adviser

Vanguard Fixed Income Group (the Group), P.O. Box 2600, Valley Forge, PA 19482, provides advisory services on an at-cost basis to Vanguard Total Bond Market Index Fund. For the fiscal year ended December 31, 1998, the advisory fees represented an effective annual rate of 0.01% of the Fund's average net assets.
     The Fund has authorized the Group to choose brokers or dealers to handle the purchase and sale of securities for the Fund, and to get the best available price and most favorable execution from these brokers or dealers with respect to all transactions. The Fund may direct the Group to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.


Dividends, Capital Gains, and Taxes

As a shareholder, you are entitled to your share of the Fund's net income (interest less expenses). The Fund's income dividends accrue daily and are distributed monthly; capital gains distributions generally occur in December. In addition, the Fund may occasionally be required to make supplemental capital gains distributions at some other time during the year.

                          P L A I N  T A L K  A B O U T

                                  Distributions

As a shareholder, you are entitled to your share of the fund's income from interest, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from interest the Fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

You can receive distributions of income or capital gains in cash, or you can have them automatically invested in more shares of the Fund. In either case, these distributions are taxable to you. It is important to note that distributions of dividends and capital gains that are declared in December--if paid to you by the end of January--are taxed as if they had been paid to you in December.
     Vanguard will send you a statement each year showing the tax status of all your distributions.
[_] Any dividends and short-term capital gains that you receive are considered ordinary income for tax purposes.
[_] Any distributions of net long-term capital gains by the Fund are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund.
[_] Although the Fund does not seek to realize capital gains, such gains are realized from time to time as by-products of their ordinary investment activities. Consequently, distributions may vary from year to year.
[_] If you sell or exchange shares, any gain or loss you have is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
[_] Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Fund shares, may be subject to state and local income taxes as well.

     The tax information in this prospectus is provided as general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. (Non-U.S. investors may be subject to U.S. withholding and estate tax.) You should consult your tax adviser about the tax consequences of an investment in the Fund.

                          P L A I N  T A L K  A B O U T

                             "Buying a Capital Gain"

     Unless you are investing through a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a capital gains distribution, because doing so can cost you money in taxes. This is known as "buying a capital gain." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a capital gains distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in capital gains distributions), but you owe tax on the $250 distribution you received, even if you had reinvested it in more shares. To avoid "buying a capital gain," check a fund's distribution schedule before you invest.


     Important Note: By law, the Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.


Share Price

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days the Exchange is closed). Net asset value per share is computed by dividing the net assets attributed to each class by the number of Fund shares outstanding for each class:

                              Total Assets - Liabilities
Net Asset Value   =   --------------------------------------------
                             Number of Shares Outstanding

     Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.
     A Note on Pricing: The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's Board of Trustees.
     The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Index Funds." Different newspapers use different abbreviations for the Fund, but the most common is TotBdIst.

12


                          P L A I N  T A L K  A B O U T

                                 How to Read the
                           Financial Highlights Table

The Fund began the six months ended June 30, 1999, with a net asset value (price) of $10.27 per share. During the six-month period, the Fund earned $.308 per share from investment income (interest and dividends). There was a decline of $.445 per share in the value of investments held or sold by the Fund, resulting in a net decline of $.137 from investment operations.
     Shareholders received $.323 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.
     The earnings decline of $.137 per share minus the distributions ($.323 per share) resulted in a share price of $9.81 at the end of the six-month period. This was a decrease of $.46 per share (from $10.27 at the beginning of the year to $9.81 at the end of the six-month period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund's Institutional Shares was -1.36% for the six-month period.
     As of June 30, 1999, the Fund's Institutional Shares had $2.95 billion in net assets. For the six-month period, its expense ratio was 0.10% ($1.00 per $1,000 of net assets); and its net investment income amounted to 6.18% of its average net assets. It sold and replaced securities valued at 61% of its net assets.

Financial Highlights

The following financial highlights table is intended to help you understand the Fund's financial performance since inception, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report-- along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.


----------------------------------------------------------------------------------------
                                               Vanguard Total Bond Market Index Fund
                                                          Institutional Shares
                                                Year Ended December 31,
                            Six Months Ended    -----------------------     Sep. 18* to
                              June 30, 1999     1998     1997     1996     Dec. 31, 1995
----------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period              $10.27       $10.09   $ 9.84   $10.14        $ 9.87
----------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income             .308         .635     .655     .650          .174
 Net Realized and Unrealized
  Gain (Loss) on Investments      (.445)        .218     .250    (.300)         .270
                                 -------------------------------------------------------
  Total from Investment
  Operations                      (.137)        .853     .905     .350          .444
                                 -------------------------------------------------------
Distributions
 Dividends from Net
  Investment Income               (.308)       (.635)   (.655)   (.650)        (.174)
 Distributions from Realized
  Capital Gains                   (.015)       (.038)      --       --            --
                                 -------------------------------------------------------
  Total Distributions             (.323)       (.673)   (.655)   (.650)        (.174)
----------------------------------------------------------------------------------------
Net Asset Value, End of Period   $ 9.81       $10.27   $10.09   $ 9.84        $10.14
========================================================================================


Total Return                     -1.36%        8.69%    9.55%    3.68%         4.53%
========================================================================================


Ratios/Supplemental Data
 Net Assets,
  End of Period (Millions)       $2,953       $2,493   $1,628   $1,024        $ 413
 Ratio of Total Expenses to
  Average Net Assets            0.10%**        0.10%    0.10%    0.10%      0.10%**
 Ratio of Net Investment Income
  to Average Net Assets         6.18%**        6.21%    6.64%    6.66%      6.48%**
 Turnover Rate                      61%         57%+      39%      39%          36%
========================================================================================

*    Inception date.
**   Annualized.
+    Turnover rate excluding in-kind redemptions was 56%.




"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Investing with Vanguard
Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information?
  Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.
  The following sections of the prospectus briefly explain the many services we offer.
Booklets providing detailed information are available on the services marked with a [GRAPHIC]. Please call us to request copies.


Services and Account Features

Vanguard offers many services that make it convenient to buy, sell, or exchange shares, or to obtain fund or account information.
--------------------------------------------------------------------------------
Telephone Redemptions (Sales and Exchanges)
Automatically set up for this Fund unless you notify us otherwise.
--------------------------------------------------------------------------------
Checkwriting [GRAPHIC]
Method for drawing money from your account by writing a check for $250 or more.
--------------------------------------------------------------------------------
Vanguard(R) Automatic Exchange Service [GRAPHIC]
Automatic method for moving a fixed amount of money from one Vanguard fund account to another.
--------------------------------------------------------------------------------
Vanguard Tele-Account(R)1-800-662-6273 (ON-BOARD) [GRAPHIC]
Toll-free 24-hour access to Vanguard fund and account information--as well as some transactions--by using any touch-tone phone. Tele-Account provides total return, share price, price change, and yield quotations for all Vanguard funds; gives your account balances and history (e.g., last transaction, latest dividend distribution); and allows you to sell or exchange fund shares.
--------------------------------------------------------------------------------
Access Vanguard(TM) www.vanguard.com [GRAPHIC]
You can use your personal computer to perform certain transactions for most Vanguard funds by accessing our website. To establish this service, you must register through the website. We will then send to you, by mail, an account access password that allows you to process the following financial and administrative transactions online:
[_]  Open a new account.*
[_]  Buy, sell, or exchange shares of most funds.
[_]  Change your name/address.
[_] Add/change fund options (including dividend options, bank instructions, checkwriting, and Vanguard Automatic Exchange Service).
* Only current Vanguard shareholders can open a new account online, by exchanging shares from other existing Vanguard accounts.
--------------------------------------------------------------------------------
Services for Clients of Vanguard's Institutional Division: 1-888-809-8102 Vanguard's Institutional Division offers a variety of specialized services for large institutional investors, including the ability to effect account transactions through private electronic networks.
--------------------------------------------------------------------------------

Types of Accounts

Individuals and institutions can establish a variety of accounts with Vanguard.
--------------------------------------------------------------------------------
For One or More People
Open an account in the name of one (individual) or more (joint tenants) people.
--------------------------------------------------------------------------------
For Holding Personal Trust Assets [GRAPHIC]
Invest assets held in an existing personal trust.
--------------------------------------------------------------------------------
For an Organization [GRAPHIC]
Open an account as a corporation, partnership, endowment, foundation, or other entity.
--------------------------------------------------------------------------------

14

--------------------------------------------------------------------------------
A Note on Investing with Vanguard Through Other Firms
You may purchase or sell Fund shares through a financial intermediary such as a bank, broker, or investment adviser. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees or other policies. Consult your intermediary to determine when your order will be priced.
--------------------------------------------------------------------------------


Buying Shares

You buy your shares at the Fund's next-determined net asset value after Vanguard receives your request. As long as your request is received before the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time, you will buy your shares at that day's net asset value. You may convert Investor Shares of the Fund into Institutional Shares provided that you meet the minimum initial investment requirements for Institutional Shares.
--------------------------------------------------------------------------------
Minimum Investment to . . .
open a new account
$10 million

add to an existing account
$100 by mail or exchange; $1,000 by wire.
--------------------------------------------------------------------------------
By Wire to Open a New Account or Add to an Existing Account [GRAPHIC]
Call your assigned Service Associate to arrange your wire transaction.

Wire to:
FRB ABA 021001088
HSBC Bank USA

For credit to:
Account: 000112046
Vanguard Incoming Wire Account

In favor of:
Vanguard Total Bond Market Index Fund Institutional Shares-222
[Account number, or temporary number for a new account]
[Registered account owner/s]
[Registered address]
--------------------------------------------------------------------------------

By Mail to . . . [GRAPHIC]
open a new account
Complete and sign the account registration form and enclose your check.

add to an existing account
Mail your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form. Please do not alter Invest-By-Mail forms, since they are fund- and account-specific.

Make your check payable to: The Vanguard Group-222
All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 2900                       100 Vanguard Boulevard
Valley Forge, PA 19482-2900         Malvern, PA 19355
--------------------------------------------------------------------------------

                                                                              15
--------------------------------------------------------------------------------
IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.
--------------------------------------------------------------------------------

By Telephone to ... [GRAPHIC]
open a new account
Call Vanguard Tele-Account* 24 hours a day--or your assigned Service Associate during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type). (Note that some restrictions apply to index fund accounts.)

add to an existing account
Call Vanguard Tele-Account* 24 hours a day--or your assigned Service Associate during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type). (Note that some restrictions apply to index fund accounts.)

Vanguard Tele-Account
1-800-662-6273
*You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.
--------------------------------------------------------------------------------
IMPORTANT NOTE: Once you have initiated a telephone transaction and a confirmation number has been assigned, the transaction cannot be revoked. We reserve the right to refuse any purchase request.
--------------------------------------------------------------------------------
You can redeem (that is, sell or exchange) shares purchased by check at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.
--------------------------------------------------------------------------------
A Note on Large Purchases
It is important that you call Vanguard before you invest a large dollar amount. We must consider the interests of all Fund shareholders and so reserve the right to refuse any purchase that will disrupt the Fund's operation or performance.
--------------------------------------------------------------------------------

Redeeming Shares

This section describes how you can redeem--that is, sell or exchange--the Fund's shares.

When Selling Shares:
[_] Vanguard sends the redemption proceeds to you or a designated third party.*
[_] You can sell all or part of your Fund shares at any time.
*May require a signature guarantee; see footnote on page 17.

When Exchanging Shares:
[_] The redemption proceeds are used to purchase shares of a different Vanguard fund.
[_]  You must meet the receiving fund's minimum investment requirements.
[_] Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.

In both cases, your transaction will be based on the Fund's next-determined share price, subject to any special rules discussed in this prospectus. For exchanges, the purchase side of the transaction will be based on the receiving fund's next-determined share price, again subject to any special rules discussed in this prospectus.

--------------------------------------------------------------------------------
Note: Once a redemption is initiated and a confirmation number given, the transaction cannot be canceled.
--------------------------------------------------------------------------------

HOW TO REQUEST A REDEMPTION
You can request a redemption from your Fund account in any one of three ways: online, by telephone, or by mail. You can also sell shares by check. The Vanguard funds whose shares you cannot exchange online or by telephone are Vanguard U.S. Stock Index Funds, Vanguard Balanced Index Fund, Vanguard International Stock Index

16

Funds, Vanguard REIT Index Fund, and Vanguard Growth and Income Fund. These funds do, however, permit online and telephone exchanges within IRAs and other retirement accounts. If you sell shares of these funds online, you will receive a redemption check at your address of record.
--------------------------------------------------------------------------------
Online Requests [GRAPHIC]
Access Vanguard at www.vanguard.com
You can use your personal computer to sell or exchange shares of most Vanguard funds by accessing our website. To establish this service, you must register through the website. We will then send you, by mail, an account access password that will enable you to sell or exchange shares online (as well as perform other transactions).
--------------------------------------------------------------------------------
Telephone Requests [GRAPHIC]
Call Vanguard Tele-Account 24 hours a day--or your assigned Service Associate during business hours--to sell or exchange shares. You can exchange shares from this Fund to open an account in another Vanguard fund or to add to an existing Vanguard fund account with an identical registration.
--------------------------------------------------------------------------------
SPECIAL INFORMATION: We will automatically establish the telephone redemption option for your account, unless you instruct us otherwise in writing. While telephone redemption is easy and convenient, this account feature involves a risk of loss from unauthorized or fraudulent transactions. Vanguard will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and immediately reviewing any account statements that we send to you. Make sure to contact Vanguard immediately about any transaction you believe to be unauthorized.
--------------------------------------------------------------------------------
We reserve the right to refuse a telephone redemption if the caller is unable to provide:
[X]  The ten-digit account number.
[X]  The name and address exactly as registered on the account.
[X] The primary Social Security or employer identification number as registered on the account.
[X]  The Personal Identification Number, if applicable.
 Please note that Vanguard will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity. If you wish to remove the telephone redemption feature from your account, please notify us in writing.
--------------------------------------------------------------------------------
A Note on Unusual Circumstances
Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in this section.
--------------------------------------------------------------------------------
Mail Requests [GRAPHIC]
Send a letter of instruction signed by all registered account holders. Include the fund name and account number and (if you are selling) a dollar amount or number of shares OR (if you are exchanging) the name of the fund you want to exchange into and a dollar amount or number of shares. To exchange into an account with a different registration (including a different name, address, taxpayer identification number, or account type), you must provide Vanguard with written instructions that include the guaranteed signatures of all current owners of the fund from which you wish to redeem.
--------------------------------------------------------------------------------
Check Requests
You can sell shares by writing a check for $250 or more.
--------------------------------------------------------------------------------
A Note on Large Redemptions
It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all Fund shareholders and so reserve the right to delay delivery of your redemption proceeds--up to seven days--if the amount will disrupt the Fund's operation or performance.

 If you redeem more than $250,000 worth of Fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than in cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.
--------------------------------------------------------------------------------

OPTIONS FOR REDEMPTION PROCEEDS
You may receive your redemption proceeds in one of three ways: check, wire (money market funds and other daily dividend funds only), or exchange to another Vanguard fund.
--------------------------------------------------------------------------------
Check Redemptions
Normally, Vanguard will mail your check within two business days of a redemption.
--------------------------------------------------------------------------------
Wire Redemptions [GRAPHIC]
The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account application. Wire redemptions can be initiated by mail or by telephone during Vanguard's business hours, but not online.

For Money Market Funds:
For telephone requests made by 10:30 a.m. EST, the wire will arrive at your bank by the close of business that same day. Requests made by 4 p.m. EST will arrive at your bank by the close of business on the following business day.

For Other Daily Dividend Funds:
For telephone requests made by 4 p.m. EST, the wire will arrive at your bank by the close of business on the following business day.
--------------------------------------------------------------------------------
NOTE: Wire redemptions of less than $5,000 are subject to a $5 processing fee.
--------------------------------------------------------------------------------
Exchange Redemptions
As described above, an exchange involves using the proceeds of your redemption to purchase shares of another Vanguard fund.
--------------------------------------------------------------------------------

FOR OUR MUTUAL PROTECTION
For your best interests and ours, Vanguard applies these additional requirements to redemptions.

Request in "Good Order"
All redemption requests must be received by Vanguard in "good order." This means that your request must include:
[X]  The Fund name and account number.
[X]  The amount of the transaction (in dollars or shares).
[X] Signatures of all owners exactly as registered on the account (for mail requests).
[X]  Signature guarantees (if required).*
[X]  Any supporting legal documentation that may be required.
[X]  Any outstanding certificates representing shares to be redeemed.

*For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. A signature guarantee may be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

Transactions are processed at the next-determined share price after Vanguard has received all required information.
--------------------------------------------------------------------------------
Limits on Account Activity
Because excessive account transactions can disrupt management of the Fund and increase the Fund's costs for all shareholders, Vanguard limits account activity as follows:
[_] You may make no more than two substantive "round trips" through the Fund during any 12-month period.
[_]  Your round trips through the Fund must be at least 30 days apart.
[_]  The Fund may refuse a share purchase at any time, for any reason.
[_] Vanguard may revoke an investor's telephone exchange privilege at any time, for any reason.

18

A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. Also, "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.
--------------------------------------------------------------------------------

All Trades Are Final
Vanguard will not cancel any transaction request (including any purchase or redemption) that we believe to be authentic once the request has been received and a confirmation number assigned.
--------------------------------------------------------------------------------
Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.
--------------------------------------------------------------------------------

Transferring Registration

You can transfer the registration of your Fund shares to another owner by completing a transfer form and sending it to Vanguard.

First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 2900                       100 Vanguard Boulevard
Valley Forge, PA 19482-2900         Malvern, PA 19355
--------------------------------------------------------------------------------

Fund and Account Updates

STATEMENTS AND REPORTS
We will send you account and tax statements to help you keep track of your Fund account throughout the year as well as when you are preparing your income tax returns.
     In addition, you will receive financial reports about the Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the advisers, and the Fund's financial statements which include a listing of the Fund's holdings.
     To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, we send just one Fund report to that address--instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Institutional Division at 1-888-809-8102.
--------------------------------------------------------------------------------
Confirmation Statement
Sent each time you buy, sell, or exchange shares; confirms the trade date and the amount of your transaction.
--------------------------------------------------------------------------------
Portfolio Summary [GRAPHIC]
Mailed quarterly for most accounts; shows the market value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.
--------------------------------------------------------------------------------
Fund Financial Reports
Mailed in February and August for this Fund.
--------------------------------------------------------------------------------
Tax Statements
Generally mailed in January; report previous year's dividend and capital gains distributions, and proceeds from the sale of shares.

                                                                              19
--------------------------------------------------------------------------------
Average Cost Review Statement [GRAPHIC]
Issued quarterly for most taxable accounts (accompanies your Portfolio Summary); shows the average cost of shares that you redeemed during the calendar year, using the average cost single category method.
--------------------------------------------------------------------------------
Checkwriting Statement
Sent monthly to shareholders using Vanguard's checkwriting option. Our statement provides images of the front and back of each checkwriting draft paid in the previous month. This consolidated statement is sent instead of the original canceled drafts, which will not be returned.
--------------------------------------------------------------------------------


Mandatory Conversion to Investor Shares

The Fund reserves the right to convert an investor's Institutional Shares into Investor Shares of the Fund if the investor's account balance falls below $10 million. Any such conversion will be preceded by written notice to the investor.

                     (This page intentionally left blank.)

Glossary of Investment Terms

Active Management
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Bond
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

Capital Gains Distribution
Payment to mutual fund shareholders of gains realized on securities that the fund has sold at a profit, minus any realized losses.

Cash Reserves
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Corporate Bond
An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and to make interest payments in the meantime.

Dividend Income
Payment to shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

Face Value
The amount to be paid at maturity of a bond; also known as the par value or principal.

Index
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

International Dollar-Denominated Bond
A bond denominated in U.S. dollars issued by foreign governments and companies. Because the bond's value is designated in dollars, an investor is not exposed to foreign currency risk.

Investment Grade
A bond whose credit quality is considered by independent bond-rating agencies to be sufficient to ensure timely payment of principal and interest under current economic circumstances.

Maturity
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

Mortgage-Backed Security
A bond or pass-through certificate that represents an interest in an underlying pool of mortgages and is issued by any number of government agencies or private corporations. Unlike ordinary fixed-income securities, mortgage-backed securities pay both interest and principal as part of their regular payments.

Net Asset Value (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

Passive Management
A low-cost investment strategy in which a mutual fund attempts to match--rather than outperform--a particular stock or bond market index. Also known as indexing.

Total Return
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

Volatility
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

Yield
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                    [LOGO OF THE VANGUARD GROUP]

                                                    Institutional Division
                                                    Post Office Box 2900
                                                    Valley Forge, PA
                                                    19482-2900

For More Information
If you'd like more information about Vanguard Total Bond Market Index Fund Institutional Shares, the following documents are available free upon request:

Annual/Semiannual Report to
Shareholders
Additional information about the Fund's investments is available in Vanguard Bond Index Funds' annual and semiannual reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year.

Statement of Additional
Information (SAI)
The SAI (for Vanguard Bond Index Funds) provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

If you are an Individual Investor:
The Vanguard Group
Investor Information
Department
P.O. Box 2900
Valley Forge, PA 19482-2900

Telephone:
1-800-662-7447 (SHIP)

Text Telephone:
1-800-952-3335

If you are a client of Vanguard's
Institutional Division:
The Vanguard Group
Institutional Investor
Information
P.O. Box 2900
Valley Forge, PA 19482-2900

Telephone:
1-888-809-8102

World Wide Web:
www.vanguard.com

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department
Telephone:
1-800-662-2739 (CREW)

Text Telephone:
1-800-749-7273

Information provided by the
Securities and Exchange
Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-800-SEC-0330. Reports and other information about the Fund are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-6009.

Fund's Investment Company Act
file number: 811-4681



(C)2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

I222 N-01/03/2000